OTHER NON-CURRENT ASSETS, NET (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)
Other non-current assets:
Rent and property management deposits	¥ 51,786		¥ 55,607
Loans made to employees	30,284		43,546
Prepayment for equipment and leasehold improvement	10,276		14,506
Others	3,479		7,858
Total other non-current assets, net	¥ 95,825	$ 14,685	¥ 121,517